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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 18, 2002



                                 METROCALL, INC.
             (Exact Name of Registrant as Specified in its Charter)

               Delaware                          0-21924                            54-1215634
               --------                          -------                            ----------
(State or other jurisdiction of           (Commission File Number)        (I.R.S. Employer Identification No.)
        incorporation )


         6677 Richmond Highway, Alexandria, Virginia                                  22306
          (Address of principal executive offices)                                 (Zip Code)

       Registrant's telephone number, including area code: (703) 660-6677


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Item 5.   Other Events.


        On July 18, 2002, the United States Bankruptcy Court in Wilmington, Delaware (the "Bankruptcy Court") approved the adequacy of the Second Amended Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code with respect to Joint Plan of Reorganization for the Debtors Under Chapter 11 of the Bankruptcy Code (the "Disclosure Statement") for Metrocall, Inc. and certain of its subsidiaries and authorized Metrocall to begin soliciting votes for its Plan of Reorganization. A complete copy of the Disclosure Statement and related documents and exhibits may be accessed at http://www.bmccorp.net/metrocall or through the Bankruptcy Court's website at http://www.deb.uscourts.gov.

        Metrocall issued a press release announcing the approval of its Disclosure Statement, a copy of which is attached as Exhibit 99.1 and is hereby incorporated by reference in response to this item.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits.

Exhibit No.                Description
-----------                -----------

99.1                       Press Release dated July 18, 2002






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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               METROCALL, INC.

                               By:  s\ Vincent D. Kelly
                                      ------------------------
                               Name: Vincent D. Kelly
                               Title:   Executive Vice President,
                               Chief Operating Officer, Chief Financial
                               Officer and Treasurer

Dated: July 24, 2002




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                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

99.1                       Press Release dated July 18, 2002